UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2009

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-19700 (Commission File Number)	33-0266089 (I.R.S. Employer Identification No.)

9360 Towne Centre Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (858) 552-2200

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

Item 8.01               Other Events.

On June 2, 2009, Amylin Pharmaceuticals, Inc. issued a press release announcing that the independent Inspector of Elections for the Company’s 2009 Annual Meeting of Stockholders has completed its preliminary tabulation of shareholder votes.  The preliminary tabulation indicates that Amylin’s stockholders voted to elect ten of Amylin’s Director nominees to the company’s Board of Directors and two candidates nominated by two Amylin stockholders.  The press release also provided preliminary results of proposals that were voted upon at the meeting, including the rejection of Carl Icahn’s proposal to change Amylin’s jurisdiction of incorporation from Delaware to North Dakota.  A final tally of the voting results on Director elections and all proposals voted upon at the meeting will be published in Amylin’s next quarterly report on Form 10-Q which will be filed with the Securities and Exchange Commission.  A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

	Number	Description

	99.1	Press release issued by Amylin on June 2, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: June 3, 2009	By:	/s/ Lloyd A. Rowland
Lloyd A. Rowland
Vice President, Governance and Compliance, and Secretary

EXHIBIT INDEX

Number	Description

99.1	Press release issued by Amylin on June 2, 2009.